Exhibit 1.1

Underwriting Agreement

__________, 2010

Aegis Capital Corp.
As representative of the Underwriters named in Schedule I hereto,
c/o Aegis Capital Corp.
810 7th Avenue, 11th Floor
New York, New York 10019

Ladies and Gentlemen:

          Wave2Wave Communications, Inc., a Delaware corporation (“Company”), confirms its agreement, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of ______ shares (the “Shares”) of Common Stock, $0.0001 par value per share (the “Common Stock”) and _____ warrants (the “Warrant”) to purchase shares Common Stock (the “Warrant Shares”), and, at the election of the Underwriters in the circumstances specified in Section 2 hereto, up to _____ additional Shares and Warrants. The ____ Shares and Warrants to be sold by the Company are herein called the “Firm Securities” and the __________ additional Shares and Warrants to be sold by the Company are herein called the “Optional Securities.” The Firm Securities and the Optional Securities that the Underwriter elects to purchase pursuant to Section 2 hereof are herein collectively referred to as the “Securities.”

          1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                              (i) A registration statement on Form S-1 (File No. 333-164791) (as amended by all pre-effective amendments thereto, the “Initial Registration Statement”) and a post-effective amendment (the “Post-Effective Amendment” and with the Initial Registration Statement, the “Registration Statement”) in respect of the Securities have been filed with the Securities and Exchange Commission (the “Commission”). The Registration Statement and the Post-Effective Amendment thereto have been declared effective by the Commission; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement and the Post-Effective Amendment have heretofore been filed under the Act with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, and the Post-Effective Amendment or the Rule 462(b) Registration Statement, if any, has been issued and, to the best of the Company’s knowledge, no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement, the Post-Effective Amendment or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement, the Post-Effective Amendment and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 7(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement and the Post-Effective Amendment at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement or the Post-Effective Amendment became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the Securities that was included in the Registration Statement or the Post-Effective Amendment immediately prior to the Applicable Time (as defined in Section 1(iii) hereof) is hereinafter called the “Pricing Prospectus”; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “Prospectus”; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Securities is hereinafter called an “Issuer Free Writing Prospectus”; all references in this Agreement to the Initial Registration Statement, the Post-Effective Amendment, the Rule 462(b) Registration Statement, a Preliminary Prospectus, the Pricing Prospectus and the Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to refer to and include any documents incorporated by reference therein (the “Incorporated Documents”), and shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System);

                              (ii) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Aegis Capital Corp. expressly for use therein, including, without limitation, the information in the Registration Statement under the heading “Underwriting and Plan of Distribution”;

                               (iii) For the purposes of this Agreement, the “Applicable Time” is [____] p.m. (Eastern time) on the date of this Agreement. The Pricing Prospectus, as supplemented by the Issuer Free Writing Prospectuses, if any, listed on Schedule II hereto, taken together as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus, if any, listed on Schedule II hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Prospectus as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Aegis Capital Corp. expressly for use therein, including, without limitation, the information in the Registration Statement under the heading “Underwriting and Plan of Distribution”;

                              (iv) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder, and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The representations and warranties set forth in the immediately preceding sentence shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Aegis Capital Corp. expressly for use therein, including, without limitation, the information in the Registration Statement under the heading “Underwriting and Plan of Distribution”;

                              (v) Each of the Incorporated Documents conformed when so filed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable rules and regulations of the Commission thereunder and did not, as of their respective filing dates, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                              (vi) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified. The representations and warranties set forth in the immediately preceding sentence shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Aegis Capital Corp. expressly for use therein;

                              (vii) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in or incorporated by reference into the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth, contemplated or incorporated by reference in the Pricing Prospectus, except for such loss or interference as would not, individually or in the aggregate, have a material adverse effect on the business, prospects, operations, assets, condition (financial or otherwise), shareholders’ equity or results of operations of the Company and its consolidated subsidiaries taken as a whole (a “Material Adverse Effect”); and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, (A) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries other than grants of stock options to employees of the Company pursuant to the Company’s equity incentive plans in the ordinary course of business and the issuance of shares of Common Stock upon the exercise of warrants and stock options by existing security holders of the Company in the ordinary course of business or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, prospects, operations, assets, condition (financial or otherwise) or results of operations of the Company and its consolidated subsidiaries taken as a whole, (B) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock, in each case, other than as set forth or contemplated in the Pricing Prospectus;

                              (viii) Except as set forth in the Pricing Prospectus, the Company and its subsidiaries do not own any real property. Except as set forth in the Pricing Prospectus, the Company and its subsidiaries have good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except such as do not materially affect the value of such property or do not interfere with the use made of such property by the Company and its subsidiaries or would not reasonably be expected to result in a Material Adverse Effect; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not reasonably be expected to result in a Material Adverse Effect;

                              (ix) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Pricing Prospectus, and is duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified and in good standing in any such jurisdiction would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and each subsidiary of the Company has been duly formed, incorporated or organized and is validly existing and in good standing under the laws of its jurisdiction of formation, incorporation or organization and each subsidiary of the Company has been duly qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified and in good standing in any such jurisdiction would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

                              (x) All of the issued and outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable, and have been issued in compliance in all material respects with all applicable federal and state securities laws or pursuant to an exemption thereto and conform in all material respects to the description of the capital stock set forth in the Pricing Prospectus and the Prospectus; all of the shares of capital stock of each subsidiary of the Company have been duly authorized and are validly issued, fully paid and non-assessable, have been issued in compliance with all applicable U.S. federal and state securities laws or an exemption thereto and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims, except to such extent as would not, individually or in the aggregate, have a Material Adverse Effect. None of the outstanding shares of capital stock of the Company were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than as set forth in the Pricing Prospectus and the Prospectus;

                              (xi) Each of this Agreement and the Underwriter’s Warrant Agreement (as defined herein) has been duly authorized, executed and delivered by the Company, and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as rights to indemnification or contribution hereunder may be limited by applicable law or the public policy underlying such law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles;

                              (xii) The Securities, the Warrant Shares and the shares of Common Stock underlying the Underwriter’s Warrants (as defined herein) have been duly authorized and, when issued and delivered against payment therefore as provided herein, will be validly issued, fully paid and non-assessable. The Securities and the Underwriter’s Securities conform in all material respects to all statements with respect thereto contained in the Pricing Prospectus and the Prospectus. When paid for and issued in accordance with the Underwriter’s Warrant Agreement, the holders thereof will not be subject to personal liability by reason of being such holders and shares of Common Stock underlying the Underwriter’s Warrant are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Underwriter’s Warrants has been duly and validly taken;

                              (xiii) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Securities registered pursuant to the Initial Registration Statement other than as described in the Pricing Prospectus and the Prospectus, or as have been satisfied, or waived in writing, in connection with the offering contemplated hereby;

                              (xiv) The issue and sale of the Securities and the Underwriter’s Warrants and the compliance by the Company with all of its obligations under this Agreement, the Underwriter’s Warrant Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give rise to a right of termination under, or result in the acceleration of any obligation under any statute, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such conflicts, breaches, defaults, violations or rights as would not, individually or in the aggregate, have a Material Adverse Effect, nor will such action result in any violation of (A) the provisions of the Certificate of Incorporation or By-laws of the Company or any of its subsidiaries or (B) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except in the case of clause (B) for such violations as would not reasonably be expected to have a Material Adverse Effect;

                              (xv) No consent, approval, authorization, order, registration, qualification, permit, license, exemption, filing or notice (each an “Authorization”) of, from, with or to any court, tribunal, government, governmental or regulatory authority, self-regulatory organization or body (each, a “Regulatory Body”) is required for the issue and sale of the Securities and the Underwriter’s Warrants by the Company or the consummation by the Company of the transactions contemplated by this Agreement and the Underwriter’s Warrant Agreement, except (A) the registration of the Securities under the Act; (B) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriter; (C) such Authorizations as may be required under the rules and regulations of the Financial Industry Regulation Authority, Inc. (“FINRA”); (D) such Authorizations as may be required under the rules and regulations of NYSE Amex; and (E) such other Authorizations the absence of which would not, individually or in the aggregate, have a Material Adverse Effect; and no event has occurred that has resulted in, or after notice or lapse of time or both would reasonably be expected to result in, or would otherwise reasonably be expected to result in revocation, suspension, termination or invalidation of any such Authorization or any other impairment of the rights of the holder or maker of any such Authorization;

                              (xvi) All corporate actions (including those of stockholders) necessary for the Company to consummate the transactions contemplated in this Agreement have been obtained and are in effect;

                              (xvii) Neither the Company nor any of its subsidiaries is (A) in violation of its Certificate of Incorporation or By-laws or other organizational documents or (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for such defaults specified under subparagraph (B) herein that would not, individually or in the aggregate, have a Material Adverse Effect;

                              (xviii) The statements set forth in the Pricing Prospectus and the Prospectus under the caption “Description of Capital Stock,” insofar as they purport to constitute a summary of the terms of the Securities

                              (xix) Other than as set forth in the Pricing Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; and, no such proceedings are threatened or to the Company’s knowledge contemplated by governmental authorities or threatened by others;

                              (xx) There are no statutes, regulations, contracts or other documents that are required to be described in the Pricing Prospectus and no contracts or other documents required to be filed or incorporated by reference as exhibits to the Initial Registration Statement that are not described or filed or incorporated as required;

                              (xxi) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

                              (xxii) At the time of filing the Initial Registration Statement, the Company was not an “ineligible issuer,” as defined in Rule 405 under the Act;

                              (xxiii) RBSM LLP, who have audited certain financial statements of the Company and its subsidiaries, is an independent registered accounting firm as required by the Act and the rules and regulations of the Commission thereunder;

                              (xxiv) The consolidated financial statements of the Company and its subsidiaries, including all notes and schedules thereto, included in or incorporated by reference into the Initial Registration Statement, the Pricing Prospectus and the Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of income, stockholders’ equity and cash flows of the Company and its subsidiaries for the periods specified in conformity with generally accepted accounting principles, consistently applied throughout the periods involved, other than as may be expressly stated in the related notes thereto and, with respect to unaudited periods other than routine year-end adjustments which are not material individually or in the aggregate; no other financial statements or supporting schedules are required to be included in the Initial Registration Statement, the Pricing Prospectus and the Prospectus;

                              (xxv) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting;

                              (xxvi) Since the date of the latest audited financial statements of the Company included in or incorporated by reference into the Pricing Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;

                              (xxvii) Except as disclosed in the Initial Registration Statement, the Pricing Prospectus and the Prospectus, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act. Such disclosure controls and procedures (A) are designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; (B) have been evaluated for effectiveness as of December 31, 2009; and (C) to the knowledge of the Company are effective to perform the functions for which they were established;

                              (xxviii) There are no off-balance sheet arrangements, outstanding guarantees or other contingent obligations of the Company that could reasonably be expected to have a Material Adverse Effect;

                              (xxviii) The Company’s Chief Executive Officer and Chief Financial Officer have reviewed and agreed with the selection, application and disclosure of critical accounting policies and have consulted with the Company’s independent registered public accounting firm with regard to such disclosure;

                              (xxix) No relationship, direct or indirect, exists between or among the Company, on the one hand, and any director, officer, stockholder, customer, licensor or supplier of the Company, on the other hand, which is required to be described in the Initial Registration Statement, the Pricing Prospectus or the Prospectus and which is not so described. There are no outstanding loans, advances or guarantees of indebtedness by the Company to or for the benefit of any of the executive officers or directors of the Company, except as disclosed in the Initial Registration Statement, the Pricing Prospectus and the Prospectus;

                              (xxx) To the knowledge of the Company, no person associated with or acting on behalf of the Company, including without limitation any director, officer, agent or employee of the Company or its subsidiaries has, directly or indirectly, while acting on behalf of the Company or its subsidiaries (A) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (B) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds, (C) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended or (D) made any other unlawful payment;

                              (xxxi) Except as contemplated by this Agreement and as set forth in the Initial Registration Statement, the Pricing Prospectus and the Prospectus, no person is entitled to receive from the Company a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated herein,;

                              (xxxii) Neither the Company nor any of its subsidiaries or controlled affiliates does business with the government of, or with any person located in any country in a manner that violates in any material respect any of the economic sanctions programs or similar sanctions-related measures of the United States as administered by the United States Treasury Department’s Office of Foreign Assets Control; and the net proceeds from the offering contemplated by this Agreement will not be used to fund any operations in, finance any investments in or make any payments to any country, or to make any payments to any person, in a manner that violates any of the economic sanctions of the United States administered by the United States Treasury Department’s Office of Foreign Assets Control;

                              (xxxiii) Statistical, industry-related and market-related data included in the Initial Registration Statement, the Pricing Prospectus and the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate in all material respects;

                              (xxxiv) The Company has not distributed and will not distribute prior to the last Time of Delivery (as defined in Section 6 hereof) and completion of the distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Initial Registration Statement, the Pricing Prospectus and the Prospectus or such other materials reviewed by the Underwriter or otherwise required by applicable law;

                              (xxxv) Except as set forth in the Initial Registration Statement, the Pricing Prospectus and the Prospectus, no material labor dispute with the employees of the Company or any of its subsidiaries exists, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors other than as would not reasonably be expected to have a Material Adverse Effect;

                              (xxxvi) Except as set forth in the Initial Registration Statement, the Pricing Prospectus and the Prospectus, (A) the Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective business, other than those the failure of which to possess would not reasonably be expected to have a Material Adverse Effect, and (B) neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect;

                              (xxxvii) The Company and its subsidiaries (A) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                              (xxxviii) The Company and its subsidiaries own or possess all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect;

                              (xxxix) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect;

                              (xl) None of the Company and its subsidiaries, nor to the knowledge of the Company, any of the Company’s or its subsidiaries’ directors, officers or controlling persons, have taken or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities which is otherwise prohibited by Regulation M under the Act;

                              (xli) Except as disclosed in the Initial Registration Statement, the Pricing Prospectus and the Prospectus, the Company and its subsidiaries have filed all necessary federal and state income and franchise tax returns or have received extensions thereof and have paid all taxes shown on such returns to be required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except for any assessment, fine or penalty that is currently being contested in good faith except where failure to file such returns or pay, or make provision to pay, all such taxes and assessments would not reasonably be expected to have a Material Adverse Effect. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in paragraph 1(a)(xxiii) above in respect of all federal and state income and franchise taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined. Except as set forth in the Initial Registration Statement, the Pricing Prospectus and the Prospectus, the Company has no knowledge of any tax deficiency which might be asserted against the Company or any subsidiary which could reasonably be expected to result in a Material Adverse Effect;

                              (xlii) Except as disclosed in the Initial Registration Statement, the Pricing Prospectus and the Prospectus, the Common Stock and the Warrants are registered pursuant to Section 12(b) of the Exchange Act and is listed on NYSE Amex, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock and the Warrants under the Exchange Act or delisting the Common Stock from NYSE Amex, nor has the Company received any notification that the Commission, Nasdaq or FINRA contemplating terminating such registration or listing;

                              (xliii) The Company and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate “ means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company or such subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification; neither the Company nor any of its subsidiaries is subject to, nor do any of its employees benefit from, whether pursuant to applicable employment laws, regulations, extension orders or otherwise, any agreement, arrangement, understanding or custom with respect to employment (including, without limitation, termination thereof);

                              (xliv) There is and has not been any failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications;

                              (xlvii) Except as described in the Pricing Prospectus and the Prospectus, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) to any FINRA member; or (iii) to any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the twelve months prior to the date hereof;

                              (xlviii) None of the net proceeds of the offering will be paid by the Company to any participating FINRA member or its affiliates, except as specifically authorized herein; and

                              (xlix) No officer, director or any 5% or greater beneficial owner of the Company’s unregistered securities has any direct or indirect affiliation or association with any FINRA member (as determined in accordance with the rules and regulations of FINRA) except as set forth in the Registration Statement, the Post-Effective Amendment, the Pricing Prospectus and the Prospectus. The Company will advise Aegis Capital Corp. and Sichenzia Ross Friedman Ference LLP if it learns that any officer, director or owner of at least 5% of the Company’s outstanding Common Stock (or securities convertible into Common Stock) is or becomes an affiliate or associated person of a FINRA member participating in the offering.

          2. Subject to the terms and conditions herein set forth, (a) the Company agrees to sell to each of the Underwriters, and each of the Underwriters agree, severally and not jointly, to purchase from the Company, at a purchase price per Firm Security of $___(92% of the per Share offering price), the number of Firm Securities set forth opposite its name in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Securities as provided below, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agree, severally and not jointly, to purchase from the Company, at the purchase price per Optional Security set forth in clause (a) of this Section 2, the number of Optional Securities set forth opposite its name in Schedule I hereto.

          The Company, as and to the extent indicated in Schedule I hereto, hereby grants to the Underwriters the right to purchase at their election up to ________ Shares and Warrants or fifteen (15%) percent of the Firm Securities sold in the offering from the Company (the “Optional Securities”) at the purchase price per Optional Share set forth in the paragraph above, for the sole purpose of covering sales of Shares and Warrants in excess of the number of Firm Securities. Any such election to purchase Optional Securities may be exercised only by written notice from you to the Company, given within a period of 45 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by you but in no event earlier than the Time of Delivery or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

          3. Upon the authorization by you of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Prospectus.

          4. The Company hereby agrees to issue and sell to Aegis Capital Corp. (and/or its designees) at the Time of Delivery (as defined below) warrants (“Underwriter’s Warrants”) for the purchase of an aggregate of ______ [3% of the Shares] shares of Common Stock. The Underwriter’s Warrants as evidenced by the Underwriter’s Warrant Agreement in the form attached hereto as Exhibit A, shall be exercisable, in whole or in part, during the four-year period commencing one (1) year from the effective date of the Registration Statement at an initial exercise price per Share of $5.80. The Underwriter’s Warrants and the shares of Common Stock issuable upon exercise thereof are sometimes referred to herein collectively as the “Underwriter’s Securities.” Aegis Capital Corp. understands and agrees that there are significant restrictions pursuant to FINRA Rule 5110 against transferring the Underwriter’s Warrants and the shares of Common Stock issuable upon exercise thereof and by its acceptance thereof shall agree that it will not, sell, transfer, assign, pledge or hypothecate the Underwriter’s Warrants, or any potion thereof, or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of such securities for a other than in accordance with Rule 5110.

          5. Delivery and payment for the Underwriter’s Warrants shall be made at the Time of Delivery and shall be issued in the name or names and in such authorized denominations as the Underwriter may request upon at least three business days’ prior notice to the Company.

          6. The Company will deliver the Securities to the Underwriter against receipt of payment of the purchase price therefore by wire transfer of Federal (same-day) funds to the account specified by the Company pursuant to written instructions of the Company. The time and date of such delivery and payment shall be, with respect to the Securities, 9:30 a.m., New York time, on __________, 2010, or such other time and date as the Company and the Underwriter shall agree, and upon satisfaction by the Company of all of the conditions to closing set forth in this Agreement (the “Time of Delivery”). If the Underwriter so requests, delivery of the Firm Securities and Optional Securities, if any, shall be made by credit through full fast transfer to the accounts at the Depositary Trust Company designated by the Underwriter. The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the Securities and any additional documents requested by the Underwriter pursuant to Section 8(h) hereof, will be delivered at the offices of Sichenzia Ross Friedman Ference LLP (the “Closing Location”). A meeting will be held at the Closing Location at 3:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 6, “New York Business Day” means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions are authorized or obligated by law to close in New York City. The Company acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that the Underwriter has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

          This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, on the one hand, and the Underwriters, or any of them, on the other, with respect to the subject matter hereof.

          The Company and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

          7. The Company agrees with each of the Underwriters:

                    (a) To prepare the Prospectus in a form reviewed by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; or, if applicable, such earlier time as may be required by Rule 430(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the Time of Delivery which shall not be reviewed by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof (including copies of any Incorporated Documents); to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any preliminary prospectus or other prospectus in respect of the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the receipt of any notification with respect to the suspension of the shares of Common Stock for listing on NYSE Amex, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any preliminary prospectus or other prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order; if required by Rule 430B(h) under the Act, to prepare a form of prospectus in a form approved by you and to file such form of prospectus pursuant to Rule 424(b) under the Act not later than may be required by Rule 424(b) under the Act, and to make no further amendment or supplement to such form of prospectus which shall not be reviewed by you promptly after reasonable notice thereof;

                    (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                    (c) Prior to 10:00 A.M., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request (including copies of any Incorporated Documents), and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance (including copies of any Incorporated Documents), and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act (including copies of any Incorporated Documents);

                    (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

                    (e) Unless otherwise publicly available in electronic format on the website of the Company or filed with the Commission, to furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

                    (f) During a period of three years from the effective date of the Registration Statement, unless otherwise publicly available in electronic format on the website of the Company or filed with the Commission, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or quotation system on which any class of securities of the Company is listed or quoted; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

                    (g) To maintain, at its expense, a registrar and transfer agent for the Common Stock;

                    (h) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Pricing Prospectus and the Prospectus under the caption “Use of Proceeds”;

                    (i) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

                    (j) To refrain from taking at any time, directly or indirectly, any action designed or that might reasonably be expected to cause or result in, or that will constitute, stabilization of the price of the shares of any security of the Company; and

                    (k) The Company and its subsidiaries will comply, in all material respects, with all effective applicable provisions of the Sarbanes-Oxley Act.

                    (l) As of the closing of the offering contemplated by this Agreement, the Company shall have retained a financial public relations firm reasonably acceptable to Aegis Capital Corp., and the Company shall retain such firm or another firm for a period of not less than two years after the closing of the offering.

          8. (a) The Company represents and agrees that, without the prior consent of Aegis Capital Corp., it has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and Aegis Capital Corp., it has not made and will not make any offer relating to the Securities that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company and Aegis Capital Corp. is listed on Schedule II hereto;

                    (b) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show;

                    (c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to Aegis Capital Corp. and, if requested by Aegis Capital Corp., will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Aegis Capital Corp. expressly for use therein.

                    (d) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company covenants and agrees with the Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing this Agreement, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 7(b) hereof, including legal fees for counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with listing the Securities on NYSE Amex; (v) the cost of preparing stock and warrant certificates; (vi) the cost and charges of any transfer agent or registrar; and (vii) $250,000 in legal fees for counsel for the Underwriters. The Company further agrees that on the closing date it will pay to Aegis Capital Corp., a non-accountable expense allowance equal to two percent (2.00%) of the gross proceeds received by the Company from the sale of the Firm Securities by deduction from the proceeds of the offering contemplated herein. Except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including, stock transfer taxes on resale of any of the Securities by it, and any advertising expenses connected with any offers it may make.

                    (e) The obligations of the Underwriters hereunder, as to the Securities to be delivered at the Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, true and correct (except for such representations and warranties that are qualified by materiality, which shall be true and correct as so qualified), the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                    a. The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 7(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; no stop order suspending the effectiveness of the Initial Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                    b. Mintz Levin Cohn Ferris Glovsky and Popeo PC, counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in the form attached as Annex I(a) hereto;

                    c. On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at the Time of Delivery, RBSM LLP shall have furnished to you a letter, dated the date of delivery thereof, in form and substance satisfactory to you and substantially in the form delivered to you prior to the date hereof, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements, and with respect to certain financial information, contained in the Registration Statement, the Pricing Prospectus and the Prospectus; provided that the letter delivered at the Time of Delivery shall use a “cut-off date” not earlier than three days prior to the date hereof;

                    d. (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements filed with the Commission as part of the Registration Statement and included in the Pricing Prospectus and the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus and the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the business, operations, assets, condition (financial or otherwise) or results of operations of the Company and its consolidated subsidiaries, otherwise than as set forth or contemplated in the Pricing Prospectus and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of Aegis Capital Corp. so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus;

                    e. On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on NYSE Amex or; (ii) a suspension or material limitation in trading in the Company’s securities on NYSE Amex; (iii) a general moratorium on commercial banking activities declared by either Federal or New York or Delaware authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of significant hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other significant calamity or crisis or any significant change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                    f. The Firm Securities and Optional Securities, if any, to be sold at the Time of Delivery shall have been duly listed on NYSE Amex and the Company shall have complied with all obligations of NYSE Amex relating to the sale of the Securities;

                    g. The Company shall have complied with the provisions of Section 7(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

                    h. The Company shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its respective obligations hereunder to be performed at or prior to the Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (d) of this Section;

                    i. FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements;

          9. (a) The Company will indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act from and against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of an untrue statement or alleged untrue statement of a material fact included in any Preliminary Prospectus, the Pricing Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Incorporated Documents or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) misleading or (ii) any inaccuracy in the representations and warranties of the Company contained herein or any failure of the Company to perform its obligations hereunder or under the law in connection with the transactions contemplated by this Agreement, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, or any Preliminary Prospectus, the Pricing Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Incorporated Documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Aegis Capital Corp. expressly for use therein.

                    (b) Each Underwriter, severally, and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act from and against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arise out of an untrue statement or alleged untrue statement of a material fact included in any Preliminary Prospectus, the Pricing Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or any amendment or supplement thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, or any Preliminary Prospectus, the Pricing Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Aegis Capital Corp. expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

                    (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party except to the extent such indemnifying party has been materially prejudiced by such failure. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                    (d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Underwriters shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                    (e) The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Act.

          10. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone a Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

                    (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Securities to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Securities which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                    (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Securities to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 8 hereof and the indemnity and contribution agreements in Section 10 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          11. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter, or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities..

          12. If this Agreement shall be terminated pursuant to Section 10 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 10 and 12 hereof; but, if for any other reason any Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all accountable out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel (in an amount not to exceed $100,000), reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities not so delivered, but the Company shall then be under no further liability to any Underwriter in respect of the Securities not so delivered except as provided in Sections 10 and 12 hereof.

          13. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Aegis Capital Corp. on behalf of you as the representatives. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of:

Aegis Capital Corp. 810 7th Avenue, 11th Floor New York, New York 10019 Attn: Robert J. Eide Fax No.: 212.813.1048

Copy to:

Sichenzia Ross Friedman Ference LLP 61 Broadway, 32nd Floor New York, New York 10006 Attn: Gregory Sichenzia, Esq. Fax: 212.930.9725

; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Chief Financial Officer. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

          14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters and the Company and, to the extent provided in Sections 10 and 11 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

          15. Waiver, etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

          16. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in

Section 13 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefore.

          17. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

          18. Notwithstanding anything herein to the contrary, the Company is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction contemplated by this Agreement and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without any Underwriter imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

          19. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, on the one hand, and the Underwriters, on the other, with respect only to the firm commitment registered offering of the Securities referenced herein.

[Signature Page Follows]

          If the foregoing is in accordance with your understanding, please sign and return to us one for the Company and each of the Representatives plus one for each counsel, of any counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters and the Company.

Very truly yours,

Wave2Wave Communications, Inc.

By:

Name:

Title:

Accepted as of the date hereof at New York, New York

Aegis Capital Corp., on behalf of each of the Underwriters

By:

Name:

Title:

(Signature Page to Underwriting Agreement)

SCHEDULE I

Underwriters	Total Number of Firm Securities to be Purchased	Total Number of Optional Securities to be Purchased

Aegis Capital Corp.

SCHEDULE II

ISSUER FREE WRITING PROSPECTUSES

None.

ANNEX I(a)

FORM OF OPINION OF COMPANY COUNSEL

The opinion of Mintz Levin Cohn Ferrris Glovsky and Popeo PC, counsel for the Company, to be delivered pursuant to Section 10(b) of the Agreement to the effect that:

     (1) The Company is a corporation validly existing under Delaware law with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Underwriting Agreement and the Underwriting Agreement has been duly executed and delivered on behalf of the Company. All necessary corporate proceedings on behalf of the Company have been duly taken to authorize the execution, delivery and performance of the Underwriting Agreement by the Company.

     (2) The issuance of the Securities and the Underwriter’s Securities, the execution, delivery and performance of the obligations under the Underwriting Agreement and the Company’s consummation of the transactions contemplated thereby do not and will not (i) conflict with or result in a violation of any of the provisions of the Certificate of Incorporation or Bylaws of the Company, (ii) violate any statute, rule or regulation under the Delaware General Corporation Law, the federal laws of the United States of America or the laws of the State of New York applicable to the Company or to transactions of the type contemplated by the Underwriting Agreement, or (iii) violate, breach, or result in a default under, any existing material obligation of or restriction on the Company under any agreement to which the Company is a party and that is filed as an exhibit to the Registration Statement.

     (3) To our knowledge, the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, and are fully paid and non-assessable.

     (4) When issued pursuant to the Registration Statement and according to the terms of the Underwriting Agreement, and assuming that the Registration Statement, and any amendments thereto, will remain effective during the period when the Securities are offered, sold or issued, the Securities will be duly authorized and validly issued, fully paid and nonassessable. None of the shares of Common Stock are subject to preemptive rights or other rights of the stockholders of the Company pursuant to the Certificate of Incorporation or the Bylaws or under the Delaware General Corporation Law.

     (5) No order, consent, permit or approval of any governmental authority or agency under the Delaware General Corporation Law, the federal laws of the United States of America or the laws of the State of New York applicable to the Company or to transactions of the type contemplated by the Underwriting Agreement, is required on the part of the Company to enter into and perform its obligations under the Underwriting Agreement or for the issuance and sale of the Securities, except as disclosed in the Registration Statement or the Prospectus or as have been obtained under the federal securities laws and such as may be required under applicable Blue Sky or state securities or takeover laws, the rules of NYSE Amex and rules of the Financial Industry Regulatory Authority.

     (6) The Registration Statement has been declared effective under the Securities Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or threatened by the Commission.

     (7) To such counsel’s knowledge, there is no action, suit or proceeding at law or in equity, or by or before any federal, state court or governmental or regulatory body or agency or arbitration board or panel pending or overtly threatened against the Company, (a) which is required to be described in the Prospectus but is not so described or (b) which seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Securities to be sold under the Underwriting Agreement or the consummation of the other transactions described or incorporated by reference in the Registration Statement and the Prospectus.

     (8) The statements set forth under the heading “Description of Capital Stock” in the Prospectus, insofar as such statements purport to summarize legal matters, agreements, documents or proceedings referred to therein, provide a fair summary of such matters, agreements, documents or proceedings. The Company’s authorized capital is as set forth under the caption “Description of Capital Stock” in the Prospectus. The Securities conform in all material respects to the description of Common Stock set forth under the caption “Description of Capital Stock” in the Prospectus.

     (9) The Registration Statement, on the date it was filed, complied in all material respects with the requirements as to form for registration statements on Form S-1under the Securities Act and the related rules and regulations in effect at the date of filing, except that we express no opinion concerning the financial statements and other financial information contained or incorporated by reference therein.

     (10) When issued, the Underwriter’s Securities will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefore, the number and type of securities of the Company called for thereby and the Underwriter’s Securities, when issued, in each case, are enforceable against the Company in accordance with their respective terms, except (A) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (B) as enforceability of any indemnification or contribution provision may be limited under the Federal and state securities laws, and (C) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

     (11) The Company is not and, after giving effect to the offering and sale of the Securities upon receipt of the net proceeds from the offering and the application of such proceeds as described in the Prospectus, would not be an investment company required to register under the Investment Company Act of 1940, as amended.

          At the time the foregoing opinion is delivered, such counsel shall additionally state that it has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Underwriters and counsel for the Underwriters, at which conferences the contents of the Registration Statement, the Pricing Prospectus and the Prospectus and related matters were discussed, and, although it has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Prospectus and the Prospectus, no fact has come to its attention which leads it to believe (i) that the Registration Statement, as of the date that such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) at the Applicable Time the Pricing Prospectus, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) that the Prospectus, including the documents incorporated by reference therein, as of the date of such Prospectus or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that we do not assume any responsibility, explicitly or implicitly, for the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement, the Pricing Prospectus or Prospectus, and we express no view with respect to any information of a financial or accounting nature included or incorporated in, or omitted from, the Registration Statement, the Pricing Prospectus or Prospectus.